HEALTHEQUITY, INC.
RESTRICTED STOCK UNIT NOTICE
(AMENDED AND RESTATED 2024 EQUITY INCENTIVE PLAN)
HealthEquity, Inc. (the “Company”), pursuant to its Amended and Restated 2024 Equity Incentive Plan, as amended and restated from time to time (the “Plan”), hereby grants to Participant a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock set forth below (the “Restricted Stock Units”). The Restricted Stock Unit Award is subject to all of the terms and conditions as set forth in this Restricted Stock Unit Notice (this “Grant Notice”), in the Restricted Stock Unit Award Agreement (attached hereto as Attachment I) and the Plan (attached hereto as Attachment II), both of which are incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Restricted Stock Unit Award Agreement will have the same definitions as in the Plan or the Restricted Stock Unit Award Agreement. If there is any conflict between the terms in this Grant Notice and the Plan, the terms of the Plan will control.

Name of Participant:	%%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Date of Grant:	%%OPTION_DATE,'Month DD, YYYY'%-%
Vesting Commencement Date:	%%VEST_BASE_DATE,'MONTH DD, YYYY'%-%
Number of Restricted Stock Units:	%%TOTAL_SHARES_GRANTED,'999,999,999'%-%

Vesting Schedule:    The shares subject to the Award shall vest, subject to Participant’s Continuous Service as of each applicable vesting date, as follows: twenty-five percent (25%) of the shares initially subject to the Award shall vest on the first anniversary of the Vesting Commencement Date and six and one quarter percent (6.25%) of the shares initially subject to the Award shall vest thereafter on the first day of each calendar quarter for the twelve (12) calendar quarters following the first anniversary of the Vesting Commencement Date (in each case, rounded down to the nearest whole share except with respect to the last vesting period, with respect to which all remaining shares shall vest).
Treatment on a Change in
Control:    If a Change in Control occurs during Participant’s Continuous Service, the Restricted Stock Unit Award shall be treated in accordance with terms of Section 9(d) of the Plan. Notwithstanding Section 9(d)(ii) of the Plan, if the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) assumes or continues the Restricted Stock Unit Award or substitutes the Restricted Stock Unit Award for a similar stock award in accordance with Section 9(c)(i) of the Plan (such units, the “Eligible Restricted Stock Units”) and Participant’s Continuous Service is terminated due to Participant’s death or Disability during the twenty-four (24)-month period commencing on such Change in Control, all Eligible Restricted Stock Units that have not previously vested shall vest as of the date of such termination.
Treatment on a Termination
Due to Death or Disability:    If, prior to a Change in Control, Participant’s Continuous Service terminates as a result of Participant’s death or Disability, subject to Participant’s (or Participant’s legal representative’s) execution and delivery of the Company’s standard form of a general release of claims in favor of the Company and its Affiliates and such release becoming irrevocable no later than sixty (60) days following such termination, all Restricted Stock Units that have not previously vested shall vest as of the date of such termination.
Issuance Schedule:    Subject to any change in respect of a Capitalization Adjustment (as provided in the Plan), one share of Common Stock will be issued for each Restricted Stock Unit that vests at the time set forth in Section 6 of the Restricted Stock Unit Award Agreement.
Restrictive Covenants:    As a condition of the grant of Restricted Stock Units hereunder, the undersigned Participant hereby affirms all confidentiality, non-interference, invention assignment or similar covenants previously made by Participant in favor of the Company and acknowledges that such covenants are independent obligations of Participant (such covenants, the “Team Member Confidentiality Agreement”). Participant hereby acknowledges and agrees that this Grant Notice and the Team Member Confidentiality Agreement will be considered separate contracts, and the Team Member Confidentiality Agreement will survive the termination of this Grant Notice for any reason.

Share Ownership
Guidelines, Etc.:    The Restricted Stock Units (and any compensation paid or shares issued in respect of the Restricted Stock Units) are subject to (i) any share ownership guidelines to which Participant may be subject, and (ii) any insider trading policy adopted by the Company and any applicable law regulating trading by employees.
Additional Terms/
Acknowledgements:    By signing below or, if applicable, electronically accepting this Restricted Stock Unit Award, the undersigned Participant acknowledges having received and reviewed in their entirety, and fully understands and agrees to all provisions of, this Grant Notice, the Restricted Stock Unit Award Agreement, the Plan and the Team Member Confidentiality Agreement. Participant acknowledges and agrees that this Grant Notice and the Restricted Stock Unit Award Agreement may not be modified, amended or revised except as provided in the Plan. Participant further acknowledges that, as of the Date of Grant, this Grant Notice, the Restricted Stock Unit Award Agreement, the Plan and the Team Member Confidentiality Agreement set forth the entire agreement and understanding between Participant and the Company regarding the acquisition of the Common Stock pursuant to the Award specified above and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) Restricted Stock Units previously granted and delivered to Participant, (ii) any applicable compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this Restricted Stock Unit Award upon the terms and conditions set forth therein. By accepting this Restricted Stock Unit Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
Withholding Tax Election:    Participant understands that by accepting this Restricted Stock Unit Award, Participant hereby (i) affirmatively elects (the “Sell to Cover Election”), effective as of the Date of Grant, to sell that number of shares of Common Stock determined in accordance with Section 10(a) of the Restricted Stock Unit Award

Agreement, and to allow the Agent (as defined in the Restricted Stock Unit Award Agreement) to remit the cash proceeds of such sale to the Company as more specifically set forth in Section 10(a) of the Restricted Stock Unit Award Agreement; (ii) directs the Company to make a cash payment equal to the required tax withholding from the cash proceeds of such sale directly to the appropriate taxing authorities; and (iii) represents and warrants that (x) Participant has carefully reviewed Section 10(a) of the Restricted Stock Unit Award Agreement, (y) on the date Participant accepts this Restricted Stock Unit Award, he or she is not aware of any material, nonpublic information with respect to the Company or any securities of the Company, is not subject to any legal, regulatory or contractual restriction that would prevent the Agent from conducting sales, does not have, and will not attempt to exercise, authority, influence or control over any sales of shares of Common Stock effected by the Agent pursuant to the Restricted Stock Unit Award Agreement, and is entering into the Restricted Stock Unit Award Agreement and the Sell to Cover Election in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 (regarding trading of the Company’s securities on the basis of material nonpublic information) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (z) it is Participant’s intent that the Sell to Cover Election comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act.
This Award of Restricted Stock Units is subject to Participant’s returning a signed copy of this Grant Notice to the Company or, if applicable, electronically accepting this Award through the E*Trade website. Participant shall forfeit the Restricted Stock Units if Participant does not execute this Grant Notice or otherwise accept the Restricted Stock Units within 360 days of the Vesting Commencement Date.
HealthEquity, Inc.    Participant
By:        By:
Signature    Signature
Title:        Title:
Date:
Attachments: Restricted Stock Unit Award Agreement and Amended and Restated 2024 Equity Incentive Plan

ATTACHMENT I
Restricted Stock Unit Agreement
(see attached)

ATTACHMENT II
Equity Incentive Plan
(see attached)

Attachment I

HealthEquity, Inc.
Amended and Restated 2024 Equity Incentive Plan

Non-Employee Director
Restricted Stock Unit Award Agreement
Pursuant to the Non-Employee Director Restricted Stock Unit Notice (the “Grant Notice”) and this Non-Employee Director Restricted Stock Unit Award Agreement (this “Agreement”), HealthEquity, Inc. (the “Company”) has granted you a Restricted Stock Unit Award (this “Award”) under its Amended and Restated 2024 Equity Incentive Plan, as amended and restated from time to time (the “Plan”), for the number of Restricted Stock Units indicated in the Grant Notice.
If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.
The details of your Restricted Stock Unit Award, in addition to those set forth in the Grant Notice and the Plan, are as follows:
1.Grant of the Award. This Award represents the right to be issued on a future date one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 below) as indicated in the Grant Notice. As of the Date of Grant, the Company will credit to a bookkeeping account maintained by or on behalf of the Company for your benefit (the “Account”) the number of Restricted Stock Units subject to the Award. This Award was granted in consideration of your services to the Company.
2.Vesting. Subject to the limitations contained herein, your Award will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the Restricted Stock Units credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such underlying shares of Common Stock.
3.Number of Shares. The number of Restricted Stock Units subject to your Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan. Any additional Restricted Stock Units, shares, cash or other property that becomes subject to the Award pursuant to this Section 3, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your Award. Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock shall be created pursuant to this Section 3. Any fraction of a share will be rounded down to the nearest whole share.
4.Securities Law Compliance. You may not be issued any shares of Common Stock under your Award unless the shares of Common Stock underlying the Restricted Stock Units are then registered under the Securities Act or, if not registered, the Company has determined that such issuance of the shares would be exempt from the registration requirements of the Securities Act. The issuance of shares of Common Stock must also comply with all other applicable laws and regulations governing the Award, and you shall not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.
5.Transfer Restrictions. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of this Award or the shares issuable in respect of your Award, except as expressly provided in this Section 5. For example, you may not use shares that may be issued in respect of your Restricted Stock Units as security for a loan. The restrictions on transfer set forth herein will lapse upon delivery to you of shares in respect of your vested Restricted Stock Units.

a)Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration hereunder, pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this Award with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.
b)Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company, designate a third party who, on your death, will thereafter be entitled to receive the shares issuable in respect of your Award. In the absence of such a designation, your executor or administrator of your estate will be entitled to receive any Common Stock or other consideration that vested but was not issued before your death.
6.Date of Issuance.
a)Unless deferred in accordance with the terms of a written election form in such form as the Company may prescribe from time to time (the “Deferral Election Form”), the issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the timely submission of a Deferral Election Form providing otherwise, in the event one or more Restricted Stock Units vest, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests as soon as administratively possible following the applicable vesting date(s) (subject to any adjustment under Section 3 above) as indicated in the Grant Notice. The issuance date determined by this paragraph is referred to as the “Original Issuance Date”.
b)If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day.
c)The form of delivery (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
7.Dividends. You shall receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment.
8.Restrictive Legends. The shares of Common Stock issued under your Award shall be endorsed with appropriate legends as determined by the Company.
9.Award Not a Service Contract. This Agreement is not an employment or service contract, and nothing in this Agreement will be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or an Affiliate, or of the Company or an Affiliate to continue your service. In addition, nothing in this Agreement will obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Director of or Consultant for the Company or an Affiliate.
10.Withholding Obligations.
a)On or before the time you receive a distribution of the shares of Common Stock underlying your Award, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you hereby authorize any required withholding from the shares of Common Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Taxes”). Additionally, the Company or any Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company; (ii) causing you to tender a cash payment; (iii) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a brokerdealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares of Common Stock to be delivered in connection with your Restricted Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (iv)

withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to pursuant to Section 6) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the maximum statutory withholding rates for federal, state, local and foreign tax purposes (or such lesser amount as may be necessary to avoid classification of the Award as a liability for financial accounting purposes); and provided, further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Company’s Compensation Committee.
b)Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to deliver to you any shares of Common Stock.
c)In the event the Company’s obligation to withhold arises prior to the delivery to you of shares of Common Stock or it is determined after the delivery of shares of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
11.Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your Award or your other compensation.
12.Notices. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
13.Unsecured Obligation. Your Award is unfunded, and as a holder of a vested Award, you shall be considered a general, unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Agreement.
14.Governing Plan Document. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control. In addition, your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, the HealthEquity, Inc. Clawback Policy, or any other clawback policy adopted by the Company, and any compensation recovery policy otherwise required by applicable law.
15.Other Documents. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “open window” periods under, and as otherwise permitted by, the Company’s insider trading policy, in effect from time to time.
16.Effect On Other Employee Benefit Plans. The value of this Award will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

17.Voting Rights. You will not have voting or any other rights as a stockholder of the Company with respect to the shares of Common Stock to be issued pursuant to this Award until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Award, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
18.Severability. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
19.Miscellaneous.
a)The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns.
b)You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
c)You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.
d)This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
e)All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
*        *        *
This Non-Employee Director Restricted Stock Unit Award Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Unit Notice to which it is attached.

Attachment II
Equity Incentive Plan
(see attached)

HEALTHEQUITY, INC.
NON-EMPLOYEE DIRECTOR RESTRICTED STOCK UNIT NOTICE
(AMENDED AND RESTATED 2024 EQUITY INCENTIVE PLAN)
HealthEquity, Inc. (the “Company”), pursuant to its Amended and Restated 2024 Equity Incentive Plan, as amended and restated from time to time (the “Plan”), hereby grants to Participant a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock set forth below (the “Restricted Stock Units”). The Restricted Stock Unit Award is subject to all of the terms and conditions as set forth in this Non-Employee Director Restricted Stock Unit Notice (this “Grant Notice”), in the Non-Employee Director Restricted Stock Unit Award Agreement (attached hereto as Attachment I) and the Plan (attached hereto as Attachment II), both of which are incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Non-Employee Director Restricted Stock Unit Award Agreement will have the same definitions as in the Plan or the Non-Employee Director Restricted Stock Unit Award Agreement. If there is any conflict between the terms in this Grant Notice and the Plan, the terms of the Plan will control.

Name of Participant:	%%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Date of Grant:	%%OPTION_DATE,'Month DD, YYYY'%-%
Vesting Commencement Date:	%%OPTION_DATE,'Month DD, YYYY'%-%
Number of Restricted Stock Units:	%%TOTAL_SHARES_GRANTED,'999,999,999'%-%

Vesting Schedule:    One hundred percent (100%) of the shares subject to the Award shall vest upon the earlier of either the date of the Company’s first annual meeting of stockholders immediately following the Date of Grant (so long as such next annual meeting of stockholders is at least 50 weeks after the immediately preceding year’s annual meeting of stockholders) or the one-year anniversary of the Date of Grant.
Treatment on a Change in
Control:    If a Change in Control occurs during Participant’s Continuous Service, the Restricted Stock Unit Award shall be treated in accordance with terms of Section 9(d) of the Plan. Notwithstanding Section 9(d)(ii) of the Plan, if the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) assumes or continues the Restricted Stock Unit Award or substitutes the Restricted Stock Unit Award for a similar stock award in accordance with Section 9(c)(i) of the Plan (such units, the “Eligible Restricted Stock Units”) and Participant’s Continuous Service is terminated due to Participant’s death or Disability during the twenty-four (24)-month period commencing on such Change in Control, all Eligible Restricted Stock Units that have not previously vested shall vest as of the date of such termination.
Treatment on a Termination
Due to Death or Disability:    If, prior to a Change in Control, Participant’s Continuous Service terminates as a result of Participant’s death or Disability, subject to Participant’s (or Participant’s legal representative’s) execution and delivery of the Company’s standard form of a general release of claims in favor of the Company and its Affiliates and such release becoming irrevocable no later than sixty (60) days following such termination, all Restricted Stock Units that have not previously vested shall vest as of the date of such termination.
Issuance Schedule:    Subject to any change in respect of a Capitalization Adjustment (as provided in the Plan), one share of Common Stock will be issued for each Restricted Stock Unit that vests at the time set forth in Section 6 of the Non-Employee Director Restricted Stock Unit Award Agreement.
Share Ownership
Guidelines, Etc.:    The Restricted Stock Units (and any compensation paid or shares issued in respect of the Restricted Stock Units) are subject to (i) any share ownership guidelines to which Participant may be subject, and (ii) any insider trading policy adopted by the Company and any applicable law regulating trading by employees.
Additional Terms/
Acknowledgements:    By signing below or, if applicable, electronically accepting this Restricted Stock Unit Award, the undersigned Participant acknowledges having received and reviewed in their entirety, and fully understands and agrees to, all provisions of this Grant Notice, the Non-Employee Director Restricted Stock Unit Award Agreement and the Plan. Participant acknowledges and agrees that this Grant Notice and the Non-Employee Director Restricted Stock Unit Award Agreement may not be modified, amended or revised except as provided in the Plan. Participant further acknowledges that, as of the Date of Grant, this Grant Notice, the Non-Employee Director Restricted Stock Unit Award Agreement and the Plan set forth the entire agreement and understanding between Participant and the Company regarding the acquisition of the Common Stock pursuant to the Award specified above and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) Restricted Stock Units previously granted and delivered to Participant, (ii) any applicable compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this Restricted Stock Unit Award upon the terms and conditions set forth therein. By accepting this Restricted Stock Unit Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
This Award of Restricted Stock Units is subject to Participant’s returning a signed copy of this Grant Notice to the Company or, if applicable, electronically accepting this Award through the E*Trade website. Participant shall forfeit the Restricted Stock Units if Participant does not execute this Grant Notice or otherwise accept the Restricted Stock Units within 360 days of the Vesting Commencement Date.

HealthEquity, Inc. By: Signature Title: Date:	Participant By: Signature Title:

Attachments: Non-Employee Director Restricted Stock Unit Award Agreement and Amended and Restated 2024 Equity Incentive Plan

Attachment I
Non-Employee Director
Restricted Stock Unit Agreement
(see attached)

Attachment II
Equity Incentive Plan
(see attached)

HEALTHEQUITY, INC.
NON-EMPLOYEE DIRECTOR RESTRICTED STOCK UNIT NOTICE
(AMENDED AND RESTATED 2024 EQUITY INCENTIVE PLAN)
HealthEquity, Inc. (the “Company”), pursuant to its Amended and Restated 2024 Equity Incentive Plan, as amended and restated from time to time (the “Plan”), hereby grants to Participant a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock set forth below (the “Restricted Stock Units”). The Restricted Stock Unit Award is subject to all of the terms and conditions as set forth in this Non-Employee Director Restricted Stock Unit Notice (this “Grant Notice”), in the Non-Employee Director Restricted Stock Unit Award Agreement (attached hereto as Attachment I) and the Plan (attached hereto as Attachment II), both of which are incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Non-Employee Director Restricted Stock Unit Award Agreement will have the same definitions as in the Plan or the Non-Employee Director Restricted Stock Unit Award Agreement. If there is any conflict between the terms in this Grant Notice and the Plan, the terms of the Plan will control.

Name of Participant:	%%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Date of Grant:	%%OPTION_DATE,'Month DD, YYYY'%-%
Vesting Commencement Date:	%%OPTION_DATE,'Month DD, YYYY'%-%
Number of Restricted Stock Units:	%%TOTAL_SHARES_GRANTED,'999,999,999'%-%

Vesting Schedule:    The shares subject to the Award shall vest as follows: twenty-five (25%) of the shares shall vest upon the Date of Grant; twenty-five (25%) of the shares shall vest on the first day of the second quarter of the Company’s fiscal year (May 1) in which the Date of Grant occurs; twenty-five (25%) of the shares shall vest on the first day of the third quarter of the Company’s fiscal year (August 1) in which the Date of Grant occurs; and the remaining twenty-five (25%) shall vest on the first day of the fourth quarter of the Company’s fiscal year (November 1) in which the Date of Grant occurs.
Treatment on a Change in
Control:    If a Change in Control occurs during Participant’s Continuous Service, the Restricted Stock Unit Award shall be treated in accordance with terms of Section 9(d) of the Plan. Notwithstanding Section 9(d)(ii) of the Plan, if the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) assumes or continues the Restricted Stock Unit Award or substitutes the Restricted Stock Unit Award for a similar stock award in accordance with Section 9(c)(i) of the Plan (such units, the “Eligible Restricted Stock Units”) and Participant’s Continuous Service is terminated due to Participant’s death or Disability during the twenty-four (24)-month period commencing on such Change in Control, all Eligible Restricted Stock Units that have not previously vested shall vest as of the date of such termination.
Treatment on a Termination
Due to Death or Disability:    If, prior to a Change in Control, Participant’s Continuous Service terminates as a result of Participant’s death or Disability, subject to Participant’s (or Participant’s legal representative’s) execution and delivery of the Company’s standard form of a general release of claims in favor of the Company and its Affiliates and such release becoming irrevocable no later than sixty (60) days following such termination, all Restricted Stock Units that have not previously vested shall vest as of the date of such termination.
Issuance Schedule:    Subject to any change in respect of a Capitalization Adjustment (as provided in the Plan), one share of Common Stock will be issued for each Restricted Stock Unit that vests at the time set forth in Section 6 of the Non-Employee Director Restricted Stock Unit Award Agreement.
Share Ownership
Guidelines, Etc.:    The Restricted Stock Units (and any compensation paid or shares issued in respect of the Restricted Stock Units) are subject to (i) any share ownership guidelines to which Participant may be subject, and (ii) any insider trading policy adopted by the Company and any applicable law regulating trading by employees.
Additional Terms/
Acknowledgements:     By signing below or, if applicable, electronically accepting this Restricted Stock Unit Award, the undersigned Participant acknowledges having received and reviewed in their entirety, and fully understands and agrees to all provisions of this Grant Notice, the Non-Employee Director Restricted Stock Unit Award Agreement and the Plan. Participant acknowledges and agrees that this Grant Notice and the Non-Employee Director Restricted Stock Unit Award Agreement may not be modified, amended or revised except as provided in the Plan. Participant further acknowledges that, as of the Date of Grant, this Grant Notice, the Non-Employee Director Restricted Stock Unit Award Agreement and the Plan set forth the entire agreement and understanding between Participant and the Company regarding the acquisition of the Common Stock pursuant to the Award specified above and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) Restricted Stock Units previously granted and delivered to Participant, (ii)  any applicable compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this Restricted Stock Unit Award upon the terms and conditions set forth therein. By accepting this Restricted Stock Unit Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
This Award of Restricted Stock Units is subject to Participant’s returning a signed copy of this Grant Notice to the Company or, if applicable, electronically accepting this Award through the E*Trade website. Participant shall forfeit the Restricted Stock Units if Participant does not execute this Grant Notice or otherwise accept the Restricted Stock Units within 360 days of the Vesting Commencement Date.

HealthEquity, Inc. By: Signature Title: Date:	Participant By: Signature Title:
Attachments: Non-Employee Director Restricted Stock Unit Award Agreement and Amended and Restated 2024 Equity Incentive Plan

Attachment I

Non-Employee Director
Restricted Stock Unit Agreement
(see attached)

Attachment II
Equity Incentive Plan
(see attached)